LORD ABBETT RESEARCH FUND

Lord Abbett Classic Stock Fund

Supplement dated November 7, 2013 to the

Prospectus and Statement of Additional Information dated April 1, 2013

This supplement replaces the prospectus supplement dated October 11, 2013. The Prospectus and SAI are supplemented with the following:

At a special meeting of shareholders held on November 7, 2013, the shareholders of Lord Abbett Classic Stock Fund (“Classic Stock Fund,” or the “Fund” ) joined the Fund’s Board of Directors in (1) approving the reorganization of the Fund into Lord Abbett Calibrated Dividend Growth Fund, a series of Lord Abbett Research Fund, Inc. (“Calibrated Dividend Growth Fund”) (the “Reorganization”); and (2) ratifying the appointment of Deloitte & Touche LLP to act as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

The Reorganization is expected to be completed as of the close of business on November 22, 2013. As a result, at that time, shareholders of Classic Stock Fund will become shareholders of Calibrated Dividend Growth Fund, and shares of Classic Stock Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of Classic Stock Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on November 21, 2013 will be deemed purchase or exchange orders for shares of Calibrated Dividend Growth Fund.

Classic Stock Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or the Fund at 888-522-2388 for more information.

Please retain this document for your future reference.